    As filed with the Securities and Exchange Commission on October 20, 1997

                                         Registration Statement No. 33-51298

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                                ---------------

                       WESTINGHOUSE ELECTRIC CORPORATION
             (Exact name of Registrant as specified in its charter)

      Pennsylvania                                         25-0877540
 (State of incorporation)                              (I.R.S. Employer
                                                      Identification No.)

                    Westinghouse Building, 11 Stanwix Street
               Pittsburgh, Pennsylvania 15222     (412) 244-2000
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


                          Angeline C. Straka, Esquire
                         Vice President, Secretary and
                           Associate General Counsel

                    Westinghouse Building, 11 Stanwix Street
              Pittsburgh, Pennsylvania 15222       (412) 244-2000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                ---------------

     THIS POST-EFFECTIVE AMENDMENT NO. 1, FILED BY WESTINGHOUSE ELECTRIC CORPORATION (THE "COMPANY"), AMENDS THE REGISTRATION STATEMENT ON FORM S-3 (REGISTRATION NO. 33-51298) FILED BY THE COMPANY ON AUGUST 26, 1992 WITH RESPECT TO AN ISSUANCE OF DEBT SECURITIES, BY DEREGISTERING THE REMAINING $400,000,000.

TITLE OF CLASS SECURITIES                 AMOUNT                AMOUNT
      REGISTERED                        REGISTERED        BRING DEREGISTERED
-------------------------               ----------        ------------------
Debt Securities                       $1,000,000,000         $400,000,000

                                 DEREGISTRATION

     The Company hereby deregisters $400,000,000 of debt securities which were not issued and were registered under a Registration Statement on Form S-3 (Registration No. 33-51298) filed by the Company on August 26, 1992.


                                    EXHIBITS

        Exhibit No.                               Description
        -----------                               -----------
            24                                    Powers of Attorney

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, on October 20, 1997.

                                   WESTINGHOUSE ELECTRIC CORPORATION

                                   By: /s/ LOUIS J. BRISKMAN
                                      -----------------------------------------
                                           Louis J. Briskman
                                      Senior Vice President and
                                           General Counsel


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on October 20, 1997.

Signatures                                          Title
                *                   Chairman and Chief Executive Officer
---------------------------------   (principal executive officer)
(Michael H. Jordan)                 and Director


                *
---------------------------------  Director
(Gary M. Clark)


                *
---------------------------------   Director
(Frank C. Carlucci)


                *
---------------------------------   Director
(Robert E. Cawthorn)


                *
---------------------------------   Director
(George H. Conrades)


                *
---------------------------------   Director
(William H. Gray III)


                *
---------------------------------  Director
(Mel Karmazin)




                *
---------------------------------   Director
(David K.P. Li)


                *
---------------------------------   Director
(David T. McLaughlin)


                *
---------------------------------   Director
(Richard R. Pivirotto)


                *                   Vice President and Chief
---------------------------------   Accounting Officer
(Carol V. Savage)                   (principal accounting officer)


                *
---------------------------------   Director
(Raymond W. Smith)


                *
---------------------------------   Director
(Paula Stern)


                *
---------------------------------   Director
(Robert D. Walter)


                *                   Executive Vice President and Chief
---------------------------------   Financial Officer
(Fredric G. Reynolds)               (principal financial officer and
                                    principal accounting officer)


* By Power of Attorney


                                             *By /s/ LOUIS J. BRISKMAN
                                                 ------------------------------
                                                     Louis J. Briskman
                                                     Attorney-In-Fact

                                 Exhibit Index
                                 -------------

Exhibit No.                       Description                     Page
-----------                       -----------                     ----
    24                         Powers of Attorney                   6